Financing Activities	9 Months Ended	12 Months Ended
	Sep. 30, 2015	Dec. 31, 2014
Financing Activities
5.	Financing Activities

Credit Arrangements and Short-term Debt

Talen Energy Supply maintains credit facilities to enhance liquidity and provide credit support. The amounts borrowed below are recorded as “Short-term debt” on the Balance Sheets. The following credit facility was in place at:

	September 30, 2015
	Expiration Date	Capacity	Borrowed	Letters of Credit Issued	Unused Capacity
Syndicated Secured Credit Facility (a)	June 2020	$1,850	$—	$334	$1,516

(a)	The facility includes capacity available for letters of credit and for short-term borrowings. The facility requires Talen Energy Supply to maintain a senior secured debt to adjusted EBITDA ratio (as defined in the agreement) of less than or equal to 4.50 to 1.00 as of the last day of any fiscal quarter. The company pays customary fees on the facility and borrowings bear interest at the company’s option at either a defined base rate or LIBOR-based rates, in each case plus an applicable margin.

The syndicated secured credit facility was entered into on June 1, 2015 in connection with the completion of the spinoff transaction and replaced Talen Energy Supply’s previously existing unsecured syndicated credit facility. Talen Energy Supply is the borrower under the new facility. Any outstanding principal amounts under the old facility were repaid prior to the termination of the old facility and outstanding letters of credit were transferred to the new facility. The facility is secured by liens on the assets of Talen Energy Supply and is guaranteed by certain Talen Energy Supply subsidiaries, which guarantees are in turn secured by liens on assets of such subsidiaries with an aggregate carrying value of $7 billion at September 30, 2015. The facility provides the option to raise incremental credit facilities refinance the loans with debt incurred outside the facility and extend the maturity date of the revolving credit commitments and loans and, if applicable, term loans, subject to certain limitations. In October 2015, Talen Energy Supply borrowed $400 million under this facility to finance a portion of the MACH Gen. LLC acquisition. As of October 31, 2015, the total amount outstanding under the facility was $550 million (excluding letters of credit), with a weighted average interest rate of 2.44%.

The Talen Energy Supply letter of credit facility and uncommitted credit facilities that existed at December 31, 2014 either expired or matured during the first quarter of 2015. Any previously issued letters of credit under these facilities were either terminated or reissued under the then-outstanding unsecured syndicated credit facility, and upon closing of the spinoff were reissued under the new syndicated secured credit facility described above. During the nine months ended September 30, 2015, Talen Energy Supply wrote-off $12 million of unamortized fees to “Interest expense” on the Statements of Income as a result of the termination of the prior credit facility.

Talen Energy Supply maintains a $500 million agreement expiring June 2017, that provides Talen Energy Supply the ability to request up to $500 million of committed unsecured letter of credit capacity at fees to be agreed upon at the time of each request, based on certain market conditions. At September 30, 2015, Talen Energy Supply had not requested any capacity for the issuance of letters of credit under this agreement.

Talen Energy Supply and its subsidiaries, Talen Energy Marketing, Montour, LLC and Brunner Island, LLC maintain an $800 million energy marketing and trading facility, whereby Talen Energy Marketing receives credit to be applied to satisfy collateral posting obligations related to its energy marketing and trading activities with counterparties participating in the facility. Certain of Talen Energy Marketing’s obligations under the facility are guaranteed by Talen Energy Supply. Additionally, prior to the spinoff transaction, Montour, LLC and Brunner Island, LLC had guaranteed certain of Talen Energy Marketing’s obligations and had granted mortgage liens on their respective generating facilities to secure such guarantees. In connection with the spinoff from PPL, the guarantees and liens by Montour, LLC and Brunner Island, LLC were released and Talen Energy Supply agreed to provide facility counterparties with substitute collateral in the form of cash or letters of credit. The facility is for a five-year term that is subject to an automatic extension each year under certain circumstances. The current term as so extended expires in November 2019.

Long Term Debt

In May 2015, Talen Energy Supply issued $600 million of 6.50% Senior Unsecured Notes due 2025. Talen Energy Supply received proceeds of $591 million, net of underwriting fees, which were used for repayment of short-term debt. The notes may be redeemed at Talen Energy Supply’s option, in whole at any time or in part from time to time, prior to June 1, 2020 at a price equal to 100% of their principal amount plus a make-whole premium and on or after June 1, 2020 at specified redemption prices. In addition, on or prior to June 1, 2018, up to 35% of the notes may be redeemed by Talen Energy Supply with proceeds from certain equity offerings at a price equal to 106.5% of the principal amount.

In June 2015, Talen Energy Supply assumed $1.25 billion of RJS Power Holdings LLC’s 5.125% Senior Notes due 2019 as a result of the merger of RJS Power Holdings LLC into Talen Energy Supply, by which Talen Energy Supply became the obligor of these notes. In connection with this event and pursuant to the terms of the indenture governing the notes, the coupon on the notes was reduced to 4.625% in July 2015.

In September 2015, Talen Energy Supply completed a remarketing of $231 million of Exempt Facilities Revenue Refunding Bonds, Series 2009A due 2038, Series 2009B due 2038, and Series 2009C due 2037 that were issued by PEDFA on behalf of Talen Energy Supply in 2009. All series bore interest at a fixed rate of 3.0% prior to the remarketing. The Series 2009A Bonds, with a principal amount of $100 million, were remarketed at a fixed coupon of 6.40% to maturity. The Series 2009B Bonds and Series 2009C Bonds, with an aggregate principal amount of $131 million, were remarketed at a fixed rate of 5.00% for five years, at which time they will be subjected to mandatory repurchase and optional remarketing. This transaction is excluded from the Statement of Cash Flows as a non-cash transaction.

In October 2015, Talen Energy Supply’s $300 million of 5.70% Reset Put Securities due 2035 (REPS) were subject to mandatory tender to the remarketing dealer. However, the remarketing dealer and Talen Energy Supply mutually agreed to terminate the remarketing dealer’s right to remarket the REPS and, in accordance with the terms of the REPS, Talen Energy Supply repurchased the REPS at par. The total aggregate consideration paid to repurchase the REPS was $434 million, which included $300 million of principal and $134 million of remarketing option value paid to the remarketing dealer. The termination payment to the remarketing dealer will be recorded to earnings in the fourth quarter of 2015.

MACH Gen, LLC Debt

Following the MACH Gen, LLC acquisition in November 2015, $578 million of debt under the First Lien Credit and Guaranty Agreement (New MACH Gen Agreement) of New MACH Gen, LLC (a subsidiary of MACH Gen, LLC) remains outstanding which is comprised of approximately $475 million outstanding under a Term Loan B facility that matures July 2022 and approximately $103 million drawn under a $160 million revolving credit facility that matures July 2021. Obligations under the New MACH Gen Agreement are guaranteed by each of New MACH Gen, LLC’s subsidiaries and are secured by a first priority security interest, subject to possible shared first lien status with certain permitted hedge and power sale agreements, in all of the assets of New MACH Gen, LLC and each guarantor, including the equity interests in New MACH Gen, LLC and each guarantor. The weighted average interest rates on the outstanding Term Loan B and revolving credit facility borrowings are 6.21% and 4.98% respectively. The Term Loan B provides customary annual amortization paid quarterly and may also be repaid, in whole or in part beginning in the third quarter of 2016 without any make-whole premium.

3.	Financing Activities

Credit Arrangements and Short-term Debt

PPL Energy Supply maintains credit facilities to enhance liquidity, provide credit support and provide a backstop to commercial paper programs. The amounts borrowed below are recorded as “Short-term debt” on the Balance Sheets. The following credit facilities were in place at:

	December 31, 2014					December 31, 2013
	Expiration Date	Capacity	Borrowed	Letters of Credit and Commercial Paper Issued	Unused Capacity	Borrowed	Letters of Credit and Commercial Paper Issued
Syndicated Credit Facility (a)(b)(c)	Nov. 2017	$3,000	$630	$121	$2,249		$29
Letter of Credit Facility (b)	Mar. 2015	150		138	12		138
Uncommitted Credit Facilities (b)		100		22	78		77

Total PPL Energy Supply Credit Facilities		$3,250	$630	$281	$2,339		$244

(a)	PPL Energy Supply pays customary fees and borrowings generally bear interest at LIBOR-based rates plus an applicable margin.
(b)	The facility contains a financial covenant requiring debt to total capitalization not to exceed 65%. Additionally, subject to certain conditions, PPL Energy Supply may request that its facility’s capacity be increased by up to $500 million.
(c)	At December 31, 2014, PPL Energy Supply’s interest rates on outstanding borrowings were 2.05%.

In August 2014, PPL Energy Supply terminated its commercial paper program.

PPL Energy Supply maintains a $500 million Facility Agreement expiring June 2017, which provides PPL Energy Supply the ability to request up to $500 million of committed letter of credit capacity at fees to be agreed upon at the time of each request, based on certain market conditions. At December 31, 2014, PPL Energy Supply had not requested any capacity for the issuance of letters of credit under this arrangement.

PPL Energy Supply, PPL EnergyPlus, PPL Montour and PPL Brunner Island maintain an $800 million secured energy marketing and trading facility, whereby PPL EnergyPlus will receive credit to be applied to satisfy collateral posting obligations related to its energy marketing and trading activities with counterparties participating in the facility. The credit amount is guaranteed by PPL Energy Supply, PPL Montour and PPL Brunner Island. PPL Montour and PPL Brunner Island have granted liens on their respective generating facilities to secure any amount they may owe under their guarantees, which had an aggregate carrying value of $2.6 billion at December 31, 2014. The facility expires in November 2019, but is subject to automatic one-year renewals under certain conditions. There were $64 million of secured obligations outstanding under this facility at December 31, 2014.

Long-term Debt

	Weighted- Average Rate	Maturities	December 31,
			2014	2013
Senior Unsecured Notes (a)	5.31%	2015 - 2036	$2,193	$2,493
Senior Secured Notes	8.86%	2025	45	49
Other				5

Total Long-term Debt Before Adjustments			2,238	2,547
Fair market value adjustments			(19)	(22)
Unamortized premium and (discount), net			(1)

Total Long-term Debt			2,218	2,525
Less current portion of Long-term Debt			535	304

Total Long-term Debt, noncurrent			$1,683	$2,221

(a)	Includes $300 million of 5.70% REset Put Securities due 2035 (REPS). The REPS bear interest at a rate of 5.70% per annum to, but excluding, October 15, 2015 (Remarketing Date). The REPS are required to be put by existing holders on the Remarketing Date either for (a) purchase and remarketing by a designated remarketing dealer or (b) repurchase by PPL Energy Supply. If the remarketing dealer elects to purchase the REPS for remarketing, it will purchase the REPS at 100% of the principal amount, and the REPS will bear interest on and after the Remarketing Date at a new fixed rate per annum determined in the remarketing. PPL Energy Supply has the right to terminate the remarketing process. If the remarketing is terminated at the option of PPL Energy Supply or under certain other circumstances, including the occurrence of an event of default by PPL Energy Supply under the related indenture or a failed remarketing for certain specified reasons, PPL Energy Supply will be required to pay the remarketing dealer a settlement amount as calculated in accordance with the related remarketing agreement.

None of the outstanding debt securities noted above have sinking fund requirements. The aggregate maturities of long-term debt, based on stated maturities or earlier put dates, for the periods 2015 through 2019 and thereafter are as follows:

2015	$535
2016	354
2017	4
2018	403
2019	4
Thereafter	938

Total	$2,238

Long-term Debt Activities

In August 2014, PPL Energy Supply repaid the entire $300 million principal amount of its 5.40% Senior Notes upon maturity.

Legal Separateness

The subsidiaries of PPL Energy Supply are each separate legal entities. These subsidiaries are not liable for the debts of PPL Energy Supply. Accordingly, creditors of PPL Energy Supply may not satisfy their debts from the assets of its subsidiaries absent a specific contractual undertaking by a subsidiary to pay the creditors or as required by applicable law or regulation. Similarly, PPL Energy Supply is not liable for the debts of its subsidiaries, nor are its subsidiaries liable for the debts of one another. Accordingly, creditors of these subsidiaries may not satisfy their debts from the assets of PPL Energy Supply (or its other subsidiaries) absent a specific contractual undertaking by that parent or other subsidiary to pay such creditors or as required by applicable law or regulation.

Distributions and Related Restrictions

Under the terms of the spinoff agreements with affiliates of Riverstone to create Talen Energy, PPL Energy Supply is generally prohibited from making distributions or other payments to PPL or any PPL affiliate that is not a subsidiary of PPL Energy Supply, with the exception of specific distributions and other payments set forth in the agreements. These exceptions are generally limited to a planned distribution from PPL Energy Supply to PPL during the first quarter of 2015 in an amount not to exceed $191 million. At December 31, 2014, PPL Energy Supply’s net assets of $3.7 billion were restricted for the purposes of transferring funds to PPL in the form of distributions, loans or advances.